Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

CORPORATE GOVERNANCE GUIDELINES

AS APPROVED AND AMENDED BY THE BOARD OF DIRECTORS

ON JANUARY 5, 2006

1. Director Qualifications

The Board will have a majority of Directors who meet the criteria for independence required by the New York Stock Exchange. No Director will qualify as independent unless the Board affirmatively determines that the Director has no material relationship with the Corporation (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation). The Nominating and Governance Committee is responsible for reviewing the qualifications and independence of the members of the Board and its various committees on a periodic basis as well as the composition of the Board as a whole. This assessment will include members’ independence, as well as consideration of diversity, age, skills, and experience in the context of the needs of the Board. Nominees qualified for Directorship will be identified by the Nominating and Governance Committee in a manner consistent with criteria approved by the Board, including any specific, minimum qualifications that the committee believes must be met by a committee-recommended nominee for Director. The invitation to join the Board should be extended by the Chairman of the Nominating and Governance Committee and the Chairman of the Board, jointly acting on behalf of the Board.

The Corporation’s By-Laws currently provide the Board of Directors shall consist of not fewer than five nor more than thirty-six members as shall be established from time to time by the Board of Directors. The Board will establish the number of Directors based on the recommendations of the Nominating and Governance Committee, which will consider, among other factors: the Board’s current and anticipated need for Directors with specific qualities, skills, experience, or backgrounds; the availability of highly qualified candidates; committee workloads and membership needs; and anticipated Director retirements. A person who is age 70 or older shall not be appointed to the Board of Directors or be nominated for election or reelection as a Director.

A Director is required to offer to resign from the Board in either of the following two situations. First, if the Director retires from or changes the principal occupation, position, or responsibility he or she held when most recently elected or appointed to the Board, the Director shall submit his or her offer to resign to the Nominating and Governance Committee. The Nominating and Governance Committee shall have the authority to accept or reject the offer to resign on behalf of the Board of Directors based on its consideration of the factors listed in the second paragraph immediately below.

Second, in an uncontested election of Directors (i.e., an election where the only nominees are those recommended by the Board of Directors), any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote.

The Nominating and Governance Committee will promptly consider the resignation submitted by a Director receiving a greater number of votes “withheld” from his or her election than votes “for” his or her election, and the Nominating and Governance Committee will recommend to the Board whether to accept the tendered resignation or reject it. In considering whether to accept or reject the tendered resignation, the Nominating and Governance Committee will consider all factors deemed relevant by the members of the Nominating and Governance Committee, including, without limitation: the stated reasons why shareholders “withheld” votes for election from such Director; the length of service and qualifications of the Director whose resignation has been tendered; the Director’s contributions to the Corporation; the relevant provisions of the Corporation’s Corporate Governance Guidelines; and the best interests of all shareholders.

The Board will act on the Nominating and Governance Committee’s recommendation no later than 90 days following the date of the shareholders meeting when the election occurred. In considering the Nominating and Governance Committee’s recommendation, the Board will consider the factors considered by the Nominating and Governance Committee and such additional information and factors the Board believes to be relevant. Following the Board’s decision on the Nominating and Governance Committee’s recommendation, the Corporation will promptly publicly disclose the Board’s decision whether to accept the resignation as tendered (providing a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a Form 8-K filed with the United States Securities and Exchange Commission.

To the extent that one or more Directors’ resignations are accepted by the Board, the Nominating and Governance Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.

Any Director who tenders his or her resignation pursuant to this provision will not participate in the Nominating and Governance Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Nominating and Governance Committee received a greater number of votes “withheld” from their election than votes “for” their election at the same election, then the independent Directors who are on the Board who did not receive a greater number of votes “withheld” from their election than votes “for” their election (or who were not standing for election) will appoint a special Board committee amongst themselves solely for the purpose of considering the tendered resignations and will recommend to the Board whether to accept or reject them. This special Board committee may, but need not, consist of all of the independent Directors who did not receive a greater number of votes “withheld” from their election than votes “for” their election or who were not standing for election.

This corporate governance guideline will be summarized or included in each proxy statement relating to an election of directors of the Corporation. Directors should advise the Chairman of the Board and the Chairman of the Nominating and Governance Committee in advance of accepting an invitation to serve on another public company board. There should be an opportunity for the Board through the Nominating and Governance Committee to review the

Director’s availability to fulfill his or her responsibilities as a Director if he or she serves on more than three other public company boards. In addition, it is the Board’s policy that no member of the Board’s Audit Committee is to serve simultaneously on the audit committees of more than three public companies, including the Corporation’s Audit Committee.

The Board does not believe it should establish term limits. While term limits could help to make fresh ideas and viewpoints available to the Board, they have the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Corporation and its operations and, therefore, provide an increasing contribution to the Board as a whole.

2. Director Responsibilities

The basic responsibility of the Directors is to exercise their business judgment in good faith to act in what they reasonably believe to be in the best interests of the Corporation. In discharging that obligation, Directors are entitled to rely on the honesty and integrity of their fellow Directors and the Corporation’s senior executives and outside advisors and auditors. The Directors shall also be entitled to have the Corporation purchase reasonable Directors’ and officers’ liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law and the Corporation’s articles of incorporation, by-laws and any indemnification agreements, and to exculpation as provided by state law and the Corporation’s articles of incorporation.

Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the Directors before the meeting, and Directors should review these materials in advance of the meeting.

The Board has no policy with respect to the separation of the offices of Chairman and the Chief Executive Officer. The Board believes that this issue is part of the succession planning process, which is overseen by the Personnel and Compensation Committee, and that it is in the best interests of the Corporation for the Board to make a determination when it elects a new chief executive officer.

The currently serving chairman of the Nominating and Governance Committee will serve as the Board’s Presiding Director and will perform such responsibilities as are approved by the Board from time to time.

The Chairman will establish the agenda for each Board meeting. At the beginning of the year the Chairman will establish a schedule of agenda subjects to be discussed during the year (to the degree this can be foreseen). Each Board member is free to suggest the inclusion of items on the agenda. Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting. The Board will review the Corporation’s long-term strategic plans and the principal issues that the Corporation will face in the future during at least one Board meeting each year.

The non-management Directors will meet periodically in executive session. If the Corporation’s non-management Directors include Directors who are not independent under the corporate governance rules of the New York Stock Exchange, the Corporation’s independent Directors will meet by themselves in executive session at least quarterly. The Presiding Director will preside at these executive sessions and that fact will be disclosed in the annual proxy statement.

The Board believes that the management speaks for the Corporation. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Corporation. But it is expected that Board members will do this only with the knowledge of the management and, absent unusual circumstances or as contemplated by the committee charters, only at the request of management.

3. Board Committees

The Board will have at all times an Audit Committee, a Nominating and Governance Committee and a Personnel and Compensation Committee. All of the members of these committees will be independent Directors under the criteria established by the New York Stock Exchange. The Board will have additional standing and temporary committees as necessary or appropriate. In general, committee members will be appointed by the Board upon the recommendation of the Nominating and Governance Committee, with consideration of the desires of individual Directors. It is the sense of the Board that consideration should be given to rotating committee members periodically, but the Board does not feel that rotation should be mandated as a policy.

Each committee will have its own charter. The charters will set forth the purposes and responsibilities of the committees as well legal or other requirements affecting the committee, the source of the committee’s authority, minimum membership, membership requirements, the minimum number of annual meetings and procedures for committee member appointment; in addition, the charters will address committee reporting to the Board. The charters will also provide that each committee will annually evaluate its performance. The charters of the Board’s Audit, Nominating and Governance, and Personnel and Compensation Committees will include such other provisions as may be required by the corporate governance rules of the New York Stock Exchange.

The chairman of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter. The chairman of each committee, in consultation with the appropriate members of the committee and management, will develop the committee’s agenda. At the beginning of the year each committee will establish a schedule of agenda subjects to be discussed during the year (to the degree these can be foreseen). The meeting schedule for each committee will be furnished to all Directors.

The Board and each committee have the power to hire at the expense of the Corporation independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the Corporation in advance.

Certain committees may meet simultaneously as committees of the Corporation and of PNC Bank, though they should hold separate sessions if necessary to address issues that are relevant to one entity but not the other or to consider transactions between the two entities or other matters where the Corporation and the Bank may have different interests. In addition, any such committee should consult with internal or outside counsel if, in the opinion of the committee, any matter under consideration by the committee has the potential for any conflict between the interests of the Corporation and those of the Bank or the Corporation’s other subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Corporation’s policies regarding Sections 23A and 23B of the Federal Reserve Act.

4. Director Access to Officers and Employees

Directors have full and free access to officers and employees of the Corporation. Any meetings or contacts that a Director wishes to initiate may be arranged through the CEO or the Corporate Secretary or directly by the Director. The Directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Corporation and will, to the extent not inappropriate, copy the CEO on any written communications between a Director and an officer or employee of the Corporation.

The Board welcomes regular attendance at each Board meeting of the appropriate representatives of senior management of the Corporation as shall be determined from time to time, subject to the Board’s right in all instances to meet in executive session or with a more limited number of management representatives. If the CEO wishes to have additional Corporation personnel attendees on a regular basis, this suggestion should be brought to the Board for consideration.

5. Director Compensation

The form and amount of Director compensation will be determined or recommended to the Board of Directors by the Nominating and Governance Committee in accordance with the policies and principles set forth in its charter and any NYSE or other applicable rules, and that committee will conduct an annual review of Director compensation. The Nominating and Governance Committee will consider that Directors’ independence may be jeopardized if Director compensation and perquisites exceed customary levels, if the Corporation makes substantial charitable contributions to organizations with which a Director is affiliated, or if the Corporation enters into consulting contracts with (or provides other indirect forms of compensation to) a Director or an organization with which the Director is affiliated.

6. Director Orientation and Continuing Education

All new Directors must participate in the Corporation’s Orientation Program, which should be conducted within two months of the annual meeting at which new Directors are elected or within two months of the time the new Director otherwise joins the Board. This orientation will include presentations by senior management to familiarize new Directors with the Corporation’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and its internal and independent auditors. All continuing Directors are also invited to attend the Orientation Program. The Nominating and Governance Committee will oversee continuing education programs for Directors.

7. CEO Evaluation and Management Succession

The Personnel and Compensation Committee will conduct an annual review of the CEO’s performance, as set forth in its charter. The Board of Directors will review the Personnel and Compensation Committee’s report in order to confirm that the CEO is providing effective leadership for the Corporation in the long- and short-term.

The Personnel and Compensation Committee will also report to the Board on the Committee’s review of the performance of the Corporation’s named executive officers included in the Corporation’s annual meeting proxy statement.

The Personnel and Compensation Committee should periodically report to the Board on succession planning. The entire Board will work with the Personnel and Compensation Committee to nominate and evaluate potential successors to the CEO. The CEO should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

8. Annual Performance Evaluation

The Board of Directors will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Governance Committee will receive comments from all Directors and report annually to the Board with an assessment of the Board’s performance. This will be discussed with the full Board following the end of each calendar year. The assessment will focus on the Board’s contribution to the Corporation and specifically focus on areas in which the Board or management believes that the Board could improve.